UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 9, 2006

COGENT COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31227	52-2337274
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1015 31st Street N.W.
Washington, DC 20007

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(202) 295-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On November 9, 2006, Cogent Communications Group, Inc. (the “Company”) entered into an underwriting agreement with RBC Capital Markets Corporation (the “Underwriter”), a copy of which is filed hereto as Exhibit 1.1 (the “Underwriting Agreement”) and pursuant to which various selling stockholders agreed to sell 7,000,000 shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), to the Underwriter at $14.64 per share. This offering was effected pursuant to a registration statement on Form S–3 under the Securities Act of 1933, as amended, filed by the Company with the Securities and Exchange Commission on April 11, 2006 (File No. 333-131462), as amended to date (the “Registration Statement”), which includes a prospectus dated May 5, 2006, as supplemented by a prospectus supplement dated November 9, 2006 (together, the “Prospectus”).

The Company expects to close this offering on November 14, 2006. The Company will not receive any proceeds from this offering.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement between Cogent Communications Group, Inc., Cogent Communications, Inc., the Selling Stockholders and the Underwriter, dated November 9, 2006.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1*	Press Release of Cogent Communications Group, Inc. dated November 9, 2006.

*                    This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

November 13, 2006	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between Cogent Communications Group, Inc., Cogent Communications, Inc., the Selling Stockholders and the Underwriters, dated June 1, 2006.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1*	Press Release of Cogent Communications Group, Inc. dated November 9, 2006.

*                    This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.